UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2024
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Veeva Systems Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-36121	20-8235463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4280 Hacienda Drive
Pleasanton, California 94588
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (925) 452-6500
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	VEEV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 15, 2024, Veeva Systems Inc. (“Veeva”) announced that Brian Van Wagener will become Veeva’s chief financial officer (“CFO”) following an approximately 60-day transition with Veeva board member and interim CFO, Tim Cabral. Mr. Cabral will remain on the Veeva Board of Directors.

Mr. Van Wagener’s expertise spans key disciplines including business and financial planning, sales operations, corporate development, and strategy in the technology, healthcare, and life sciences sectors. In his more than five years at Veeva, he held multiple executive positions as a member of the company’s leadership team, including vice president of global sales operations and chief of staff to the CEO. His prior experience at start-ups and established global players includes Monitor Deloitte, Frontier Communications, and BetterUp.

“Brian brings broad experience in strategic planning, global operations, and finance as well as an in-depth knowledge of Veeva,” said Veeva CEO Peter Gassner. “He has the skills, experience, energy, and innovative mindset that is right for Veeva as we look to our future.”

As CFO, Mr. Van Wagener will be responsible for finance, accounting, legal, investor relations, and treasury.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veeva Systems Inc.

	By:	/s/ Josh Faddis
Josh Faddis
Senior Vice President, General Counsel

Dated: July 15, 2024